SUB-ITEM 77I: Exhibit
                        SELIGMAN GLOBAL FUND SERIES, INC.



Information regarding the sales charge in respect to Registrant's Class A shares, effective as of January 7, 2008, is incorporated by reference to the Registrant's Prospectus filed on Form 497 on March 4, 2008 (SEC Accession No. 0000930413-08-001421).